CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                            OF THE SARBANES-OXLEY ACT

I, Bruce N. Alpert, Principal Executive Officer of The Gabelli Global Deal Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: 3/9/09                            /s/ Bruce N. Alpert
                                        ----------------------------------------
                                        Bruce N. Alpert, Principal Executive
                                        Officer

I, Agnes Mullady, Principal Financial Officer and Treasurer of The Gabelli Global Deal Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: 3/9/09                            /s/ Agnes Mullady
                                        ----------------------------------------
                                        Agnes Mullady, Principal Financial
                                        Officer and Treasurer